SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

30. SUBSEQUENT EVENTS

        In January 2018, the Company entered into an agreement with Photon Energy NV to co-develop five utility-scale solar power projects, with a total capacity of 1.14 GWp, in New South Wales, Australia.

        In February 2018, the Company completed the sale of solar power plants totaling 142 MWp in the U.K. to Greencoat Solar II LP, for approximately GBP 191.2 million ($267.7 million), net of distributions of GBP 3.8 million ($5.3 million) made prior to closing.

        In March 2018, the Company completed the sale of its interests in three solar power plants totaling 309 MWp in the U.S. to Korea Electric Power Corporation, for approximately $720 million.